U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  May 11, 2004

                         TAITRON COMPONENTS INCORPORATED
             (Exact name of registrant as specified in its charter)

    California                       0-25844                     95-4249240
 (State or other                   (Commission               (I.R.S. Employer
 jurisdiction of                   File Number)              Identification No.)
 incorporation)

             28040 WEST HARRISON PARKWAY, VALENCIA, CALIFORNIA 91355
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (661) 257-6060

                                      NONE
          (Former name or former address, if changed since last report)

ITEM 7. Financial Statements and Exhibits

      (c) Exhibits

      99 Press release of the Registrant, dated May 11, 2004.

ITEM 12. Results of Operations and Financial Condition.

      Taitron Components Incorporated (the "Registrant") announced financial results for the first quarter ended March 31, 2004. A copy of the Registrant's press release issued on May 11, 2004 concerning the foregoing is attached hereto as Exhibit 99.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                         TAITRON COMPONENTS INCORPORATED

Date:   May 11, 2004                  By: /s/ Stewart Wang
                                          --------------------------------------
                                          Stewart Wang
                                          President, Chief Executive Officer and
                                          Chief Financial Officer

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